Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rachel Glaser, certify that the Quarterly Report of Etsy, Inc. on Form 10-Q for the quarterly period ended September 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Etsy, Inc.

/s/ Rachel Glaser________
Rachel Glaser
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: October 31, 2019